SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2006

INYX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83152	75-2870720
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

825 Third Avenue, 40th Floor, New York, NY 10022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 838-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 4, 2006, Registrant issued a press release disclosing the commencement of operations by its Exaeris Inc. subsidiary and the appointment of Stephen Beckman as President of that subsidiary.

The press release is contained in Exhibit 99.1 hereto, which is being furnished, and shall not be deemed to be “filed”, with the SEC. The exhibit shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

99.1 Press Release

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INYX, INC.

By:	/s/ Jack Kachkar
Jack Kachkar, Chairman and Chief Executive Officer

Dated:  January 9, 2006

INDEX TO EXHIBITS

99.1 Press Release